                                            Pruco Life Insurance Company
                                     Pruco Life Insurance Company of New Jersey

                                          Strategic Partners Annuity One 3
                                              Strategic Partners Plus 3
                                            Strategic Partners FlexElite

                                          Supplement, dated March 18, 2009
                                                         To
                                            Prospectus, dated May 1, 2008

This supplement should be read and retained with the prospectus for your contract, and amends our supplement dated
February 23, 2009.  If you would like another copy of the prospectus or the February 23rd supplement, please call us at 1-800-752-6342.

1.       Under Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus, under "Other Important
     Considerations", within the bullet point beginning with "[w]e currently limit the Sub-accounts to which you may allocate Contract Value . . .", we add the following to the end of that bullet point:

"If you are required to reallocate to permitted investment options, then on the Business Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated.  During this reallocation process, your Contract Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally.  The newly-elected benefit will commence at the close of business on the following Business Day.  Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following
Business Day."